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EXHIBIT 4.1

COMMON STOCK	COMMON STOCK
IKAN

(IKANOS LOGO)

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
(IKANOS LOGO)
is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

IKANOS

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

        WITNESS the facsimile signatures of its duly authorized officers.

Dated:

(IKANOS SEAL)

CHIEF FINANCIAL OFFICER	CHAIRMAN AND CEO

COUNTERSIGNED AND REGISTERED:
        [TRANSFER AGENT]

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

IKANOS COMMUNICATIONS, INC.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

        Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT-		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors
Act	(State)
UNIF TRF MIN ACT-	Custodian (until age	)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

        Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

/		/

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

Shares represented by the within Certificate, and do hereby irrevocably
constitute and appoint	Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated
In presence of	NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

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  EXHIBIT 4.1